Exhibit 4 under Form N-1A
                             Exhibit 4 under Item 601/Reg. S-K

                    FEDERATED EQUITY INCOME FUND, INC.
                             (CLASS A SHARES)

Number                                                  Shares
  Account No.         Alpha Code          See Reverse Side For
                                           Certain Definitions

Incorporated Under The Laws Of The State Of Maryland




THIS IS TO CERTIFY THAT                        is the owner of





                                                CUSIP313915100


Fully Paid and Non-Assessable Shares of Common Stock of FEDERATED EQUITY INCOME FUND, INC. (CLASS A SHARES) hereafter called the `Company'', transferable on the books of the Company by the owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
     The shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and By-Laws of the Company and all amendments thereto, all of which the holder by acceptance hereof assents.

     This Certificate is not valid unless countersigned by the Transfer
Agent.

     IN WITNESS WHEREOF, the Company has caused this Certificate to be signed in its name by its proper officers and to be sealed with its seal.




Dated:         FEDERATED EQUITY INCOME FUND, INC.
                              Corporate Seal
                                   1986
                                 Maryland



/s/David M. Taylor                         /s/ John F. Donahue
   Treasurer                                          Chairman


                                Countersigned:  Federated Shareholder
                                Services Company (Pittsburgh)
                                Transfer Agent
                                By:
                                Authorized Signature
The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations;
TEN COM -                           as tenants in common    UNIF GIFT MIN
ACT-...Custodian...
TEN ENT -                           as tenants by the entireties (Cust)
        (Minors)
JT  TEN -                           as joint tenants with right of    under
Uniform Gifts to Minors
        survivorship and not as tenants Act.............................
        in common                   (State)

     Additional abbreviations may also be used though not in the above list.

     For value received           hereby sell, assign, and transfer unto
                       ----------

Please insert social security or other
identifying number of assignee


===========================================================================
(Please print or typewrite name and address, including zip code, of assignee)


==


--

shares

of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint

===========================================================================
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated
     ----------------------
                              NOTICE:
                                     ------------------------------
                              The signature to this assignment must
                              correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


All persons dealing with FEDERATED EQUITY INCOME FUND, INC., a Maryland corporation, must look solely to the Company property for the enforcement of any claim against the Company, as the Directors, officers, agents or shareholders of the Company assume no personal liability whatsoever for obligations entered into on behalf of the Company.
                 THIS SPACE MUST NOT BE COVERED IN ANY WAY


             DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE
Page One

A.   The Certificate is outlined by an (color) one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D.   The Maryland corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.




                    FEDERATED EQUITY INCOME FUND, INC.
                             (CLASS B SHARES)

Number                                                  Shares
  Account No.         Alpha Code          See Reverse Side For
                                           Certain Definitions


Incorporated Under The Laws Of The State Of Maryland

THIS IS TO CERTIFY THAT                        is the owner of





                                                CUSIP313915209


Fully Paid and Non-Assessable Shares of Common Stock of FEDERATED EQUITY INCOME FUND, INC. (CLASS B SHARES) hereafter called the `Company'', transferable on the books of the Company by the owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

     The shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and By-Laws of the Company and all amendments thereto, all of which the holder by acceptance hereof assents.

     This Certificate is not valid unless countersigned by the Transfer
Agent.

     IN WITNESS WHEREOF, the Company has caused this Certificate to be signed in its name by its proper officers and to be sealed with its seal.




Dated:         FEDERATED EQUITY INCOME FUND, INC.
                              Corporate Seal
                                   1986
                                 Maryland



/s/David M. Taylor                         /s/ John F. Donahue
   Treasurer                                          Chairman


                                Countersigned:  Federated Shareholder
                                Services Company (Pittsburgh)
                                Transfer Agent
                                By:
                                Authorized Signature


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations;
TEN COM -                           as tenants in common    UNIF GIFT MIN
ACT-...Custodian...
TEN ENT -                           as tenants by the entireties (Cust)
        (Minors)
JT  TEN -                           as joint tenants with right of    under
Uniform Gifts to Minors
        survivorship and not as tenants Act.............................
        in common                   (State)

     Additional abbreviations may also be used though not in the above list.

     For value received           hereby sell, assign, and transfer unto
                       ----------

Please insert social security or other
identifying number of assignee


===========================================================================
(Please print or typewrite name and address, including zip code, of assignee)


==


==

shares

of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint

===========================================================================
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated
     ----------------------
                              NOTICE:
                                     ------------------------------
                              The signature to this assignment must
                              correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


All persons dealing with FEDERATED EQUITY INCOME FUND, INC., a Maryland corporation, must look solely to the Company property for the enforcement of any claim against the Company, as the Directors, officers, agents or shareholders of the Company assume no personal liability whatsoever for obligations entered into on behalf of the Company.
                 THIS SPACE MUST NOT BE COVERED IN ANY WAY


             DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an (color) one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D.   The Maryland corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.

                     FEDERATED EQUITY INCOME FUND,INC.
                             (CLASS C SHARES)

Number                                                  Shares
  Account No.         Alpha Code          See Reverse Side For
                                           Certain Definitions


Incorporated Under The Laws Of The State Of Maryland



THIS IS TO CERTIFY THAT                        is the owner of





                                                CUSIP313915308


Fully Paid and Non-Assessable Shares of Common Stock of FEDERATED EQUITY INCOME FUND, INC.(CLASS C SHARES) hereafter called the `Company'', transferable on the books of the Company by the owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

     The shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and By-Laws of the Company and all amendments thereto, all of which the holder by acceptance hereof assents.

     This Certificate is not valid unless countersigned by the Transfer
Agent.

     IN WITNESS WHEREOF, the Company has caused this Certificate to be signed in its name by its proper officers and to be sealed with its seal.




Dated:         FEDERATED EQUITY INCOME FUND, INC.
                              Corporate Seal
                                   1986
                                 Maryland



/s/David M. Taylor                         /s/ John F. Donahue
   Treasurer                                          Chairman


                                Countersigned:  Federated Shareholder
                                Services Company (Pittsburgh)
                                Transfer Agent
                                By:
                                Authorized Signature


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations;
TEN COM -                           as tenants in common    UNIF GIFT MIN
ACT-...Custodian...
TEN ENT -                           as tenants by the entireties (Cust)
        (Minors)
JT  TEN -                           as joint tenants with right of    under
Uniform Gifts to Minors
        survivorship and not as tenants Act.............................
        in common                   (State)

     Additional abbreviations may also be used though not in the above list.

     For value received           hereby sell, assign, and transfer unto
                       ----------

Please insert social security or other
identifying number of assignee


===========================================================================
(Please print or typewrite name and address, including zip code, of assignee)


==


==

shares
of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint

===========================================================================
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated
     ----------------------
                              NOTICE:
                                     ------------------------------
                              The signature to this assignment must
                              correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


All persons dealing with FEDERATED EQUITY INCOME FUND, INC., a Maryland corporation, must look solely to the Company property for the enforcement of any claim against the Company, as the Directors, officers, agents or shareholders of the Company assume no personal liability whatsoever for obligations entered into on behalf of the Company.
                 THIS SPACE MUST NOT BE COVERED IN ANY WAY


             DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an (color) one-half inch border.
B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D.   The Maryland corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.




                    FEDERATED EQUITY INCOME FUND, INC.
                             (CLASS F SHARES)

Number                                                  Shares
  Account No.         Alpha Code          See Reverse Side For
                                           Certain Definitions


Incorporated Under The Laws Of The State Of Maryland



THIS IS TO CERTIFY THAT                        is the owner of



                                                CUSIP313915407


Fully Paid and Non-Assessable Shares of Common Stock of FEDERATED EQUITY INCOME FUND, INC. (CLASS F SHARES) hereafter called the `Company'', transferable on the books of the Company by the owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

     The shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and By-Laws of the Comapany and all amendments thereto, all of which the holder by acceptance hereof assents.

     This Certificate is not valid unless countersigned by the Transfer
Agent.

     IN WITNESS WHEREOF, the Company has caused this Certificate to be signed in its name by its proper officers and to be sealed with its seal.




Dated:         FEDERATED EQUITY INCOME FUND, INC.
                              Corporate Seal
                                   1986
                                 Maryland



/s/David M. Taylor                         /s/ John F. Donahue
   Treasurer                                          Chairman


                                Countersigned:  Federated Shareholder
                                Services Company (Pittsburgh)
                                Transfer Agent
                                By:
                                Authorized Signature


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations;
TEN COM -                           as tenants in common    UNIF GIFT MIN
ACT-...Custodian...
TEN ENT -                           as tenants by the entireties (Cust)
        (Minors)
JT  TEN -                           as joint tenants with right of    under
Uniform Gifts to Minors
        survivorship and not as tenants Act.............................
        in common                   (State)

     Additional abbreviations may also be used though not in the above list.

     For value received           hereby sell, assign, and transfer unto
                       ----------

Please insert social security or other
identifying number of assignee


===========================================================================
(Please print or typewrite name and address, including zip code, of assignee)


==


==

shares

of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint

===========================================================================
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated
     ----------------------
                              NOTICE:
                                     ------------------------------
                              The signature to this assignment must
                              correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


All persons dealing with FEDERATED EQUITY INCOME FUND, INC., a Maryland corporation, must look solely to the Company property for the enforcement of any claim against the Company, as the Trustees, officers, agents or shareholders of the Company assume no personal liability whatsoever for obligations entered into on behalf of the Company.
                 THIS SPACE MUST NOT BE COVERED IN ANY WAY


             DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an (color) one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D.   The Maryland corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.